united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

Teton Valley Fund

Semi-Annual Report
June 30, 2015

TTNVX Class I

Investor Information: 1-844-838-6683

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Teton Valley Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

1 Maritime Plaza, Suite 1555
San Francisco, CA 94111

Dear Fellow Shareholders:

We are pleased to present you with the Teton Valley Fund’s Semi-Annual Report. For the first six months of 2015 the Fund’s total return was -5.37%, compared with 1.23% for the S&P 500 over the same period. The Fund generated 414 basis points of negative Alpha (which is the performance differential with the inverse of the S&P 500) during the period.

The performance lag occurred mainly during the first quarter where we created negative alpha of 4.90%. In the second quarter we generated positive alpha of 0.81% breaking the string of two difficult quarters. In the first quarter we repositioned the portfolio to include all S&P sectors which entailed covering some of the worst performers from Q4 and adding several energy stocks to the portfolio.

During the period under review, the list of losers was again mainly populated by consumer names which continued their low oil honeymoon. Of note was the loss in handbag maker Coach, which had suffered monumental same store losses. Despite poor results, the street bet on a comeback and lifted the stock by almost 10%. We stuck with the position and in April the results were again materially below expectations. This time the street cared and the stock sold off hard.

Another loser was Rackspace, the Internet hosting business that we have been short several times since our launch. The stock rose almost 10% as the company missed revenue estimates but margins were intact as the company moved expenses to categories not included in their margin calculation. We stuck with the position as we felt the business was challenged long term with regards to cash flow generation. Subsequent to the end of the first quarter the company gave forward revenue guidance almost 5% below expectations. Their excuse for the underperformance did not fully explain the shortfall so we have continued to hold the position.

The Teton Valley Fund did benefit from some winners including Best Buy, a large electronics retailer which had suffered from declining comps but used dramatic cost cuts to create earnings gains. The stock declined as investors realized that the cost cuts were ameliorating while the sales declines were not. Also, we had strong returns from shorting Polaris, maker of ATVs as strong results from their new motorcycles were not enough to overcome weakness in their core business. They have also suffered very difficult comparisons due to the strength in the US dollar. Harley Davidson, another leisure products maker declined as retail sales suffered due to increased competition. Increased inventories for both of the above companies keep us invested (through short positions) as it will be difficult to move that product as they enter the seasonally slow sales period.

The market has been very forgiving to many companies which have reported light revenues if they are due to strength in the US dollar. Many of these companies have used their balance sheets to mitigate the impact to their bottom lines. We feel the underlying strength of many of these companies is impaired and will not bounce back in a flat dollar scenario. There is a limit to the amount of earnings which can be generated by balance sheet manipulation and for this reason expect earnings growth to be constrained in the coming quarters.

Thank you for being a Teton Valley Fund shareholder.

Sincerely,

Andrew Matthes & Gary Cooper

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Teton Valley Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

*	S&P 500 as defined by Investopedia is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of US equities and is meant to reflect the risk/return characteristics of the large cap universe.

4588-NLD-8/19/2015	Phone (415) 765-5155	Fax (415) 788-4320

Teton Valley Fund
Portfolio Review (Unaudited)
June 30, 2015*

The Fund’s performance figures* for the periods ending June 30, 2015, compared to its benchmark:

	Six		Since
Annualized Total Returns as of June 30, 2015	Months**	One Year	Inception*
Teton Valley Fund – Class I	(5.37)%	(17.97)%	(17.80)%
S&P 500 Total Return Index	1.23%	7.42%	12.72%

*	Commencement of operations was January 30, 2014.

**	Non-Annualized.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2016, to ensure that the net annual Fund operating expenses will not exceed 2.30% (excluding certain expenses), subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated April 30, 2015, including fees paid to underlying funds, are 8.46%. After fee waivers, the Fund’s expense ratio is 3.46%.The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-838-6683.

Portfolio Composition as of June 30, 2015 (Unaudited)
Percent of Net Assets
Short-Term Investment	47.27%
Securities Sold Short	(95.23)%
Energy	(2.99)%
Basic Materials	(4.05)%
Communications	(3.04)%
Financial	(8.55)%
Industrial	(8.33)%
Technology	(11.94)%
Consumer, Non-cyclical	(20.50)%
Consumer, Cyclical	(35.83)%
Other Assets Less Liabilities	147.96%
Total	100.00%

Teton Valley Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2015

Shares		Fair Value

	SHORT-TERM INVESTMENT - 47.27%
	MONEY MARKET FUND - 47.27%
1,245,763	Morgan Stanley Treasury Sec Inst. - 0.01% +	$1,245,763
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,245,763)

	TOTAL INVESTMENTS - 47.27%
	(Cost - $1,245,763) (a)	$1,245,763
	SECURITIES SOLD SHORT - (95.23)%	(2,509,899)
	OTHER ASSETS LESS LIABILITIES - 147.96%	3,899,787
	NET ASSETS - 100.00%	$2,635,651

	SECURITIES SOLD SHORT - (95.23)%
	COMMON STOCK - (95.23)%
	BANKS - (3.43)%
865	Citigroup, Inc.	47,783
3,754	Huntington Bancshares, Inc.	42,458
		90,241
	BUILDING MATERIALS - (5.35)%
943	Fortune Brands Home & Security, Inc.	43,208
1,763	Masco Corp.	47,019
1,827	USG Corp. *	50,772
		140,999
	CHEMICALS - (4.05)%
523	Monsanto Co.	55,747
623	Valspar Corp.	50,974
		106,721
	COMMERCIAL SERVICES - (0.90)%
188	Towers Watson & Co.	23,650

	COMPUTERS - (0.65)%
572	NCR Corp. *	17,217

	COSMETICS/PERSONAL CARE - (1.59)%
483	Estee Lauder Co’s., Inc.	41,857

	DISTRIBUTION/WHOLESALE - (4.71)%
1,916	Fastenal Co.	80,817
1,234	HD Supply Holdings, Inc. *	43,412
		124,229
	DIVERSIFIED FINANCIAL SERVICES - (3.61)%
2,490	E*Trade Financial Corp. *	74,576
800	Santander Consumer USA Holdings, Inc. *	20,456
		95,032
	ENVIRONMENTAL CONTROL - (1.78)%
350	Stericycle, Inc. *	46,869

	FOOD - (9.30)%
300	Hain Celestial Group, Inc. *	19,758
729	Hormel Foods Corp.	41,094
730	Kroger Co.	52,932
683	JM Smucker Co.	74,044
1,589	Sysco Corp.	57,363
		245,191
	HEALTHCARE PRODUCTS - (4.99)%
1,564	DENTSPLY International, Inc.	80,624
508	Sirona Dental Systems, Inc. *	51,013
		131,637

See accompanying notes to financial statements.

Teton Valley Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2015

Shares		Fair Value

	HEALTHCARE SERVICES - (2.13)%
301	Laboratory Corp of America Holdings *	$36,487
270	Quest Diagnostics, Inc.	19,580
		56,067
	HOME BUILDERS - (3.24)%
33	NVR, Inc. *	44,220
2,048	PulteGroup, Inc.	41,267
		85,487
	HOME FURNISHINGS - (1.55)%
838	Leggett & Platt, Inc.	40,794

	HOUSEHOLD PRODUCTS/WARES - (1.59)%
402	Clorox Co.	41,816

	LEISURE TIME - (8.82)%
1,484	Brunswick Corp.	75,476
1,373	Harley Davidson, Inc.	77,369
640	Jarden Corp. *	33,120
314	Polaris Industries, Inc.	46,507
		232,472
	OIL & GAS - (2.99)%
433	Anadarko Petroleum Corp.	33,800
515	EOG Resources, Inc.	45,088
		78,888
	REITS - (1.52)%
578	Taubman Centers, Inc.	40,171

	RETAIL - (15.64)%
1,263	Best Buy Co., Inc.	41,186
2,064	Coach, Inc.	71,435
142	Costco Wholesale Corp.	19,179
888	Dollar General Corp.	69,033
1,005	Dunkin’ Brands Group, Inc.	55,275
940	Nordstrom, Inc.	70,030
500	Tractor Supply Co.	44,970
500	Williams Sonoma, Inc.	41,135
		412,243
	SEMICONDUCTORS - (2.93)%
3,844	NVIDIA Corp.	77,303

	SOFTWARE - (8.35)%
2,375	Activision Blizzard, Inc.	57,499
889	Check Point Software Technologies Ltd. *	70,720
840	Oracle Corp.	33,852
1,560	Rackspace Hosting, Inc. *	58,016
		220,087
	TELECOMMUNICATIONS - (3.04)%
1,437	Cisco Systems, Inc.	39,460
8,900	Sprint Corp. *	40,584
		80,044
	TEXTILES - (1.87)%
258	Mohawk Industries, Inc. *	49,252

	TRANSPORTATION - (1.20)%
507	C H Robinson Worldwide, Inc.	31,632

See accompanying notes to financial statements.

Teton Valley Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2015

Fair Value

TOTAL SECURITIES SOLD SHORT
(Proceeds- $2,428,241) (a)	$2,509,899

*	Non-Income producing security.

REITS - Real Estate Investment Trusts

+	Variable rate security - interest rate is as of June 30, 2015.

(a)	Represents net proceeds for financial reporting purposes. Aggregate net proceeds for federal tax purposes for securities held short is $1,134,326 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$71,419
Unrealized depreciation	(201,229)
Net unrealized depreciation	$(129,810)

See accompanying notes to financial statements.

Teton Valley Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2015

Assets:
Investments in Securities at Fair Value (Identified cost $1,245,763)	$1,245,763
Due from Investment Adviser	38,736
Receivable for Fund Shares Sold	92,340
Deposits for Short Sales	3,834,544
Prepaid Expenses and Other Assets	1,072
Total Assets	5,212,455

Liabilities:
Securities Sold Short at Fair Value (Proceeds $2,428,241)	2,509,899
Payable for Securities Purchased	19,498
Payable for Dividends on Short Positions	1,983
Accrued Expenses and Other Liabilities	45,424
Total Liabilities	2,576,804

Net Assets (Unlimited shares of no par value beneficial interest authorized; 347,625 shares of beneficial interest outstanding)	$2,635,651

Net Asset Value, Offering & Redemption Price Per Share ($2,635,651/347,625 shares of beneficial interest outstanding)	$7.58

Composition of Net Assets:
At June 30, 2015, Net Assets consisted of:
Paid-in-Capital	$3,308,467
Accumulated net investment loss	(51,018)
Accumulated net realized loss from security transactions	(540,140)
Net unrealized loss on short sales	(81,658)
Net Assets	$2,635,651

See accompanying notes to financial statements.

Teton Valley Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2015

Investment Income:
Interest Income	$64
Total Investment Income	64

Expenses:
Administration Fees	31,590
Investment Advisory Fees	26,261
Dividends and Interest Expense on Securities Sold Short	16,581
Legal Fees	12,397
Fund Accounting Fees	11,901
Registration & Filing Fees	9,917
Transfer Agent Fees	9,669
Chief Compliance Officer Fees	8,183
Audit Fees	7,439
Printing Expense	4,959
Trustees’ Fees	3,967
Custody Fees	3,720
Security Borrowing Fees	2,769
Insurance Expense	1,984
Margin Interest	1,539
Miscellaneous Expenses	992
Total Expenses	153,868
Less: Fees Waived/Expenses Reimbursed by Adviser	(102,786)
Net Expenses	51,082
Net Investment Loss	(51,018)

Realized and Unrealized Loss on Investments
Net Realized Loss on:
Securities Sold Short	(243,861)
Total Net Realized Loss	(243,861)

Net Change in Unrealized Appreciation on:
Securities Sold Short	147,388
Total Net Change in Unrealized Appreciation	147,388

Net Realized and Unrealized Loss on Investments	(96,473)

Net Decrease in Net Assets Resulting From Operations	$(147,491)

See accompanying notes to financial statements.

Teton Valley Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Period Ended
	June 30, 2015	December 31, 2014 *
	(Unaudited)
Operations:
Net investment loss	$(51,018)	$(92,430)
Net realized loss from investments and securities sold short	(243,861)	(295,485)
Net change in unrealized appreciation (depreciation) on securities sold short	147,388	(229,046)
Net Decrease in Net Assets Resulting From Operations	(147,491)	(616,961)

Capital Share Transactions:
Proceeds from Shares Issued (0 and 347,625 shares respectively)	—	3,400,103
Total Capital Share Transactions	—	3,400,103

Total Increase (Decrease) in Net Assets	(147,491)	2,783,142

Net Assets:
Beginning of Period	2,783,142	—
End of Period +	$2,635,651	$2,783,142

+ Includes accumulated net investment loss of:	$(51,018)	$—

*	The Fund commenced operations on January 30, 2014.

See accompanying notes to financial statements.

Teton Valley Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	For the	For the
	Six Months Ended	Period Ended
	June 30, 2015	December 31, 2014 (1)
	(Unaudited)

Net Asset Value, Beginning of Period	$8.01	$10.00
Activity from investment operations:
Net investment loss (2)	(0.15)	(0.29)
Net realized and unrealized loss on investments	(0.28)	(1.70)
Total from investment operations	(0.43)	(1.99)

Net Asset Value, End of Period	$7.58	$8.01

Total Return (3)	(5.37)%	(19.90)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,636	$2,783

Ratio of expenses to average net assets before reimbursement (4,6)	11.72%	8.46%
net of reimbursement (4)	3.89%	3.46%

Ratio of expenses to average net assets (excluding dividends on securities sold short):
before reimbursement (4,6)	10.13%	7.30%
net of reimbursement (4)	2.30%	2.30%

Ratio of net investment loss to average net assets: (4)	(3.89)%	3.54%

Portfolio turnover rate (5)	0.00%	0.00%

(1)	The Fund commenced operations on January 30, 2014.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2015

1.	ORGANIZATION

The Teton Valley Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by identifying companies whose stocks are expected to decline in price and selling those stocks short. The Fund commenced operations on January 30, 2014. The Fund has two classes of shares: Class A and Class I shares. Class A shares are not currently available for purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – The Fund’s securities, including securities sold short, are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Short-Term Investment	$1,245,763	$—	$—	$1,245,763
Total	$1,245,763	$—	$—	$1,245,763

Liabilities *	Level 1	Level 2	Level 3	Total
Common Stock Sold Short	$2,509,899	$—	$—	$2,509,899
Total	$2,509,899	$—	$—	$2,509,899

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

The Fund did not hold any Level 3 securities during the period.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines,

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

the Fund will realize a gain, limited to the price at which the Fund sold the security short. Amounts reflected as deposits for short sales in the Statement of Assets and Liabilities include restricted balances held with the broker as collateral for short sales.

Offsetting of Financial Assets and Derivative Assets – The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2015:

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets &	the Statement of	Financial	Cash Collateral
Description	Recognized Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Sold Short	$2,509,899	$—	$2,509,899	$—	$2,509,899	$—
Total	$2,509,899	$—	$2,509,899	$—	$2,509,899	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations – The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2015:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Equity	Securities Sold Short, at fair value

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2015:

Liabilities Derivatives Investment Value
Derivative Investment Type	Equity
Securities Sold Short	$2,509,899

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the six months ended June 30, 2015:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized loss from securities sold short
Net change in unrealized appreciation on securities sold short

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the six months ended June 30, 2015:

Realized loss on derivatives recognized in the Statement of Operations
		Total for the
		Six Months Ended
Derivative Investment Type	Equity Risk	June 30, 2015
Securities Sold Short	$(243,861)	$(243,861)

Changes in unrealized appreciation on derivatives recognized in the Statement of Operations
		Total for the
		Six Months Ended
Derivative Investment Type	Equity Risk	June 30, 2015
Securities Sold Short	$147,388	$147,388

The value of the derivative instruments outstanding as of June 30, 2015 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax year (2014) or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts State. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2015, the Fund did not incur any interest or penalties.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), Teton Fund Management, LLC (the “Adviser”) provides investment advisory services to the Fund. Under the terms of the Advisory Agreement, the Adviser receives a base monthly fee calculated at an annual rate of 2.00% of the average daily net assets of the Fund. For the six months ended June 30, 2015, the Adviser earned management fees of $26,261.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front end or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation expenses which may include indemnification of Fund officers and Trustees, contractual indemnification and Fund service providers (other than the Adviser)), at least until April 30, 2016, so that the total annual operating expenses of the Fund do not exceed 2.30% of the Fund’s average daily net assets. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years of when the amounts were waived or reimbursed. During the six months ended June 30, 2015, the Adviser waived fees and reimbursed expenses of $102,786. As of December 31, 2014, the cumulative expenses subject to recapture amounted to $133,776, all of which will expire December 31, 2017 (not including waived fees from the six months ended June 30, 2015, as such waivers are calculated on a full fiscal year basis).

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, with respect to the Fund’s Class A shares, The Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. The Plan provides that a monthly distributor and/or shareholder servicing fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets of Class A shares. However, Class I shares are not subject to a plan. Class A shares are not currently offered. During the six months ended June 30, 2015, pursuant to the Plan, the Distributor did not receive any compensation.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities sold short for the six months ended June 30, 2015 amounted to $2,274,447 and $2,032,521, respectively.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, Walter J. Burlock and David F. Marquardt, held approximately 29% and 31%, respectively, of the voting securities of the Fund.

6.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital Loss	Post October Loss	Unrealized	Total
Carry	and	Appreciation/	Accumulated
Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$(146,085)	$(102,042)	$(277,198)	$(525,325)

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $102,042.

At December 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$146,085	$—	$146,085

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and the capitalization of in lieu dividend payments, resulted in reclassifications for the period ended December 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains
$(91,636)	$92,430	$(794)

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2015

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Morgan Stanley Treasury Sec Inst., (“Morgan Stanley”). The Fund may redeem its investment from Morgan Stanley at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of Morgan Stanley. The financial statements of the Morgan Stanley, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2015 the percentage of the Fund’s net assets invested in Morgan Stanley was 47.27%.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Teton Valley Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
June 30, 2015

As a shareholder of Teton Valley Fund (the “Fund”), you incur ongoing costs, including management fees, distribution and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During Period *
	(1/1/15)	(6/30/15)	Ratio**	(1/1/15 to 6/30/15)
Actual – Class I	$1,000.00	$ 946.30	2.30%	$11.10
Hypothetical – Class I
(5% return before expenses)	$1,000.00	$1,013.39	2.30%	$11.48

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 2.30%, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized expense ratio does not include interest expense or dividend expense.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-838-6683 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-202-551-8090). The information on Form N-Q is available without charge, upon request, by calling 1-844-838-6683.

INVESTMENT ADVISER
Teton Fund Management LLC
1 Maritime Plaza
San Francisco, CA 94111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 9/2/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James P. Ash

James P. Ash, Principal Executive Officer/President

Date 9/2/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 9/2/15